UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant x Filed by a Party other than the Registrant ¨

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

FG NEW AMERICA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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In connection with the previously announced business combination (the “Business Combination”) between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA”), on June 29, 2021, FGNA’s Chairman, Joseph Moglia, appeared on CNBC’s Closing Bell. Below is an excerpt from a transcript of the interview and related soclia media post by Joseph Moglia, which are being filed herewih as definitive additional materials.

Sara Eisen (CNBC): I actually wanted to ask you about SPACs, because I know you're very plugged into that world, you've done your own SPAC. What’s happening now, because a lot of the momentum has cooled off, the frenzy has cooled off but has there been a change in who has leverage, the SPAC or the target, given the time pressure some of these companies are facing to acquire startups?

Joe Moglia (FGNA): Sara, I think what’s going on here is there's too many SPACs. You’ve got so many, and you don't have enough qualified targets to be able to bring to market. So, what happened in my opinion, I think, Many, many, many of the SPACs won’t make it. And I think in general, the retail investor should not be investing in SPACs, you should wait until you find out who the target is, and then evaluate it and move forward. And, I mean, I feel great about OppFi, which is the target that we're involved with. But if you look at the number of SPACs, there’s like 500 to 600 of them. There's only 110 that have been announced. There's only three that have been profitable for across the last three years, OppFi is one of them. That's what we're involved with. There's only one who has a 50 percent revenue CAGR for the last five years, that's OppFi. So, I think while things are not going well in the SPAC world, I think there are definitely some diamonds in the rough if you can take advantage of them, but you got to pay attention and do your homework.

***

The following communication was shared by Joseph Moglia, Chairman of FNGA, through his Twitter account on June 30, 2021:

The following communication was shared by Joseph Moglia, Chairman of FNGA, through his LinkedIn account on June 30, 2021:

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, FGNA filed a definitive proxy statement with the SEC. FGNA’s stockholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials contain important information about OppFi, FGNA and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination were mailed to stockholders of FGNA as of the record date for stockholders to vote at the special meeting of stockholders. Stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA was filed in the definitive proxy statement for the proposed business combination and is available at www.sec.gov.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination was included in the definitive proxy statement for the proposed business combination.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. FGNA’s and OppFi’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi’s expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth and profitability, OppFi’s new products and their performance and OppFi’s beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA’s and OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in FGNA’s other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This information shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This information shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.